Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of Tels Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") the undersigned in the capacity and on the date indicated below, hereby certifies that pursuant to 18 USC Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and the information contained in this Report fairly presents in all material respects, the financial conditions and results of operations of the Company.


Dated: July 16, 2004
/s/ Bill Steadman
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Bill Steadman
Chief Financial Officer
Tels Corporation